                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                  MICROFIELD GRAPHICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed per Exchange Act Rules 14a-6(i)(4) and 0-11.
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           MICROFIELD GRAPHICS, INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 20, 1998

                            ------------------------

    The Annual Meeting of Shareholders of Microfield Graphics, Inc., an Oregon corporation (the "Company"), will be held on Wednesday, May 20, 1998 at 10:00 a.m., Pacific time, at the Company's offices, 7216 SW Durham Road, Portland, OR 97224, for the following purposes:

    1. To elect four directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified (Proposal No. 1);

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on March 23, 1998 are entitled to notice of and to vote at the meeting.

    YOU ARE RESPECTFULLY REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. You may attend the meeting in person even though you send in your proxy; retention of the proxy is not necessary for admission to or identification at the meeting.

                                          By Order of the Board of Directors:

                                          Randall R. Reed
                                          CHIEF FINANCIAL OFFICER AND SECRETARY

Portland, Oregon
April 23, 1998

                           MICROFIELD GRAPHICS, INC.

                                ----------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 1998

                            ------------------------

SOLICITATION AND REVOCABILITY OF PROXY

    The enclosed Proxy is solicited on behalf of Microfield Graphics, Inc., an Oregon corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 20, 1998 at 10:00 a.m., Pacific time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying notice of Annual Meeting. All expenses associated with this solicitation will be borne by the Company. The solicitation of proxies by mail may be followed by personal solicitation of certain shareholders by officers or regular employees of the Company. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of the shares of the Company's Common Stock held in their names.

    The two persons named as proxies on the enclosed proxy card, John B. Conroy and William P. Cargile, were designated by the Board of Directors. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld), and where a choice has been specified by the shareholder as provided in the proxy card, it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR Proposal No. 1 to elect the nominees for director proposed by the Board of Directors.

    A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company.

    The mailing address of the principal executive offices of the Company is 7216 SW Durham Road, Portland, Oregon 97224. This Proxy Statement, the accompanying Notice of Annual Meeting, the Proxy Card and a copy of the Company's Annual Report are first being mailed on or about April 23, 1998 to shareholders of record on March 23, 1998 of the Company's Common Stock.

VOTING AT THE MEETING

    Shareholders of record at the close of business on March 23, 1998 (the "record date") are entitled to notice of, and to vote at, the Annual Meeting. The Company has one class of voting securities outstanding, designated Common Stock. At the record date, 3,580,372 shares of the Company's Common Stock were outstanding and entitled to vote. The Common Stock does not have cumulative voting rights.

    Each share of Common Stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. If a quorum is present at the Annual Meeting the four nominees for election as directors who receive the greatest number of votes cast will be elected directors.

    With respect to the election of directors, directors are elected by a plurality of the votes cast and only votes cast in favor of a nominee will have an effect on the outcome. Therefore, abstention from voting or nonvoting by brokers will have no effect thereon. Broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of February 28, 1998 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director or nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table below and (iv) all directors and executive officers as a group. Except as otherwise noted, the Company believes the persons listed below have sole investment and voting power with respect to the Common Stock owned by them.

                                                                             COMMON STOCK
                                                                     ----------------------------
                                                                       SHARES       APPROXIMATE
FIVE PERCENT SHAREHOLDERS, DIRECTORS,                                BENEFICIALLY   PERCENTAGE
DIRECTOR NOMINEES AND CERTAIN EXECUTIVE OFFICERS                      OWNED(1)         OWNED
-------------------------------------------------------------------  -----------  ---------------
State Farm Mutual Automobile ......................................     410,348          12.7%
  Insurance Company
  One State Farm Plaza
  Bloomington, Illinois 61710

John. B. Conroy (2)(3).............................................     162,033           5.0%

William P. Cargile (2)(4)..........................................     200,000           6.2%

Herbert S. Shaw (2)(5).............................................      --              *

Scott D. McVay (2)(6)..............................................      43,200           1.3%

Donald H. Zurstadt (2)(7)..........................................      24,554          *

All directors and executive officers as a group (7 persons) (8)....     484,390          14.5%

------------------------

 *  Less than 1%

(1) Shares to which the person or group has the right to acquire within 60 days after February 28, 1998 are deemed to be outstanding in calculating the percentage ownership of the person or group but are not deemed to be outstanding as to any other person or group.

(2) The address of Messrs. Conroy, Cargile, Shaw, McVay and Zurstadt is c/o Microfield Graphics, Inc., 7216 SW Durham Road, Portland, Oregon 97224.

(3) Includes 93,939 shares held by Mr. Conroy's wife and 37,500 shares subject to options exerciseable within 60 days after February 28, 1998.

(4) Includes 10,625 shares subject to options exerciseable within 60 days after February 28, 1998.

(5) Includes 952 shares subject to options exerciseable within 60 days after February 28, 1998.

(6) Includes 37,266 shares subject to options exerciseable within 60 days after February 28, 1998.

(7) Includes 10,925 shares subject to options exerciseable within 60 days after February 28, 1998.

(8) Includes 117,268 shares subject to options exerciseable within 60 days after February 28 1998.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

    In accordance with the Company's Bylaws, the Board of Directors shall consist of no fewer than three and no more than eleven directors, the specific number to be determined by resolution adopted by the Board of Directors. The Board of Directors has set the number of directors at four.

    Each director will serve until the next annual meeting of shareholders and until his successor is duly elected and qualified.

NOMINEES FOR DIRECTOR

    The names and certain information concerning the nominees for director are set forth below. Shares represented by the proxies will be voted for the election to the Board of Directors of the persons named below unless authority to vote for a particular director or directors has been withheld in the proxy. In the event of the death or unavailability of any nominee or nominees, the proxy holders will have discretionary authority under the proxy to vote for a substitute nominee. Proxies may not be voted for more than four nominees. The Board of Directors has nominated the persons named in the following table to be elected as directors.

NAME OF NOMINEE                        AGE              POSITION WITH THE COMPANY
---------------------------------      ---      ------------------------------------------
John B. Conroy...................          59   Chairman of the Board, President and Chief
                                                  Executive Officer

William P. Cargile...............          56   Director

Herbert S. Shaw..................          62   Director

James P. Keane...................          38   Director

    There is no family relationship among any of the directors or executive officers of the Company.

    JOHN B. CONROY joined the Company in May 1986 and was appointed President and elected a Director that same month. Mr. Conroy was designated Chief Executive Officer by the Board of Directors in January 1987, and appointed Chairman of the Board of Directors in June 1996. Mr. Conroy previously held executive management positions with a number of computer industry companies, has served as a Director of several, and holds a BSEE from New York University.

    WILLIAM P. CARGILE was elected to the Board of Directors in February 1989. Mr. Cargile was a General Partner of Crosspoint Venture Partners from April 1983 until December 1995, at which time he became a Venture Partner of Crosspoint Venture Partners.

    HERBERT S. SHAW was appointed to the Board of Directors in June 1997. Mr. Shaw has been the Managing Partner of NorCrest Ltd. and Chairman of NorCrest Capital Management LLC, an investment banking company, since January 1996. From February 1992 to December 1995 Mr. Shaw was the President and CEO of The Laughlin Group, a financial services and investment group of companies.

    JAMES P. KEANE was appointed to the Board of Directors in March 1998. Mr. Keane has been the Vice President of Corporate Strategy and Development for Steelcase Inc., a furniture manufacturing company, since January 1997. From 1992 to January 1997, Mr. Keane was Vice President and Chief Financial Officer of Cloud Corporation, a packaging company. From 1987 to 1992, Mr. Keane was a senior engagement officer at the consulting firm of McKinsey & Company, Inc.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors met three times during 1997. Each director attended all of the meetings of the Board of Directors and all committees of which he was a member. The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Company does not have a nominating committee.

    The Audit Committee makes recommendations concerning the engagement of the independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee consisted of Messrs. Conroy and Cargile until February 1998 and currently consists of Messrs. Conroy, Cargile and Shaw. The Compensation Committee determines compensation for the Company's executive officers. The Compensation Committee consists of Messrs. Conroy and Cargile. The Audit Committee met once during 1997. The Compensation Committee met once during 1997.

COMPENSATION OF DIRECTORS

    The 1995 Stock Incentive Plan provides for the automatic grant of an option to purchase 10,000 shares of Common Stock to each person who becomes a non-employee director of the Company after April 24, 1996, provided that the person has not previously served as a director of the Company. A "non-employee director" is a director who is not an employee of the Company or any of its subsidiaries. The plan also provides for the grant of an automatic option to purchase an additional 3,000 shares of Common Stock to each incumbent non-employee director who continues in office as a non-employee director following an annual meeting of shareholders, starting with the 1997 Annual Meeting. Mr. Cargile was granted an option for 3,000 shares in 1997, and Mr. Shaw was granted an option for 10,000 shares in 1997.

    Directors do not receive any fees for serving on the Company's Board of Directors or any committee thereof, but are reimbursed for reasonable expenses incurred in attending meetings.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

    The names, ages and positions of the Company's executive officers are as follows:

NAME                                     AGE           CURRENT POSITION(S) WITH COMPANY
-----------------------------------      ---      ------------------------------------------
John B. Conroy.....................          59   Chairman of the Board, President and Chief
                                                    Executive Officer

Scott D. McVay.....................          58   Vice President, Sales

Randall R. Reed....................          41   Chief Financial Officer and Secretary

Michael W. Stansell................          55   Vice President, Operations

Donald H. Zurstadt.................          56   Vice President, Engineering

    For information on the business background of Mr. Conroy, see "Nominees for Director" above.

    SCOTT D. MCVAY joined the Company in December 1993 as Vice President, Sales. Mr. McVay was Vice President, Marketing, at Mass Memory Technology, a manufacturer of PC storage products, from December 1992 to November 1993, and Vice President, Worldwide Sales, at Emulex Corp., a manufacturer of telecommunications and memory products, from April 1990 to June 1992. Mr. McVay was Vice President of Sales and Marketing at Iomega from 1983 through 1987, and held various positions at IBM over 19 years. Mr. McVay holds a BS and an MBA in marketing from the University of Colorado.

    RANDALL R. REED joined the Company in August 1985 as Controller and became the Company's Chief Financial Officer and Secretary in April 1990. Mr. Reed was a Tax Supervisor, among other positions, at Coopers and Lybrand from August 1981 to February 1985. Mr. Reed is a Certified Public Accountant and holds a BS in business administration from Southern Oregon State College.

    MICHAEL W. STANSELL joined the Company in November 1985 as Director of Manufacturing and was appointed Vice President, Operations, in January 1987. Mr. Stansell was a division manufacturing manager, among other positions, at Tektronix Corporation from August 1965 through October 1985.

    DONALD H. ZURSTADT joined the Company in September 1989 as Manager of Engineering and was appointed Vice President, Engineering, in April 1990. Mr. Zurstadt has held management and engineering positions with several computer industry companies over the past 30 years including Tektronix, Inc., McDonnell Douglas Automation Corporation and Digital Equipment Corporation. Mr. Zurstadt holds a BA in physics from the University of Colorado.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain summary information concerning compensation awarded to, earned by or paid to the Company's Chief Executive Officer and other executive officers of the Company whose total annual salary and bonus exceeded $100,000 (collectively, the "named officers") for fiscal years 1997, 1996 and 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG TERM
                                                                                            COMPENSATION
                                                                                               AWARDS
                                                                                            -------------
                                                                                             SECURITIES
                                                              ANNUAL COMPENSATION            UNDERLYING        ALL OTHER
                                                     -------------------------------------     OPTIONS       COMPENSATION
                                                     FISCAL YEAR  SALARY($)(1)  BONUS($)       (#)(2)           ($)(3)
                                                     -----------  -----------  -----------  -------------  -----------------
John B. Conroy.....................................        1997      206,000       --            60,000           --
  Chairman of the Board of Directors,                      1996      205,539       --            --               --
  President, and Chief Executive Officer                   1995      186,538       50,000        --               --

Scott D. McVay (4).................................        1997      131,000       --            20,000           --
  Vice President, Sales                                    1996      153,528       --            --               --
                                                           1995      143,053       10,000        --               --

Donald H. Zurstadt.................................        1997      107,000       --            25,000           --
  Vice President, Engineering                              1996      106,628       --            --               --
                                                           1995       95,289       --            --               --

------------------------

(1) All amounts shown as salary in 1995 include the effect of a voluntary 50 percent decrease in salaries paid during the seven weeks ended April 1, 1995.

(2) Stock options awarded to Messrs. Conroy, McVay and Zurstadt in 1996 in the amounts of 60,000, 10,000 and 15,000, respectively, at $4.375 per share were canceled and then repriced by vote of the Board of Directors in February 1997 at the then-current market price of $1.75 per share.

(3) The aggregate amount of perquisites and other personal benefits was less than either $50,000 or 10% of the total of the annual salary and bonus reported for each of the named officers.

(4) Included in salary amounts for Mr. McVay are commissions of $22,913, and $25,534, respectively, for 1996 and 1995.

OPTIONS GRANTED IN LAST FISCAL YEAR

    The following table contains information concerning the grant of stock options under the Company's 1995 Stock Incentive Plan and the Company's 1986 Stock Option Plan during fiscal 1997 to the named officers. All current executive officers as a group received options exerciseable for 149,000 shares of the Company's Common Stock during fiscal 1997. All employees who are not currently executive officers of the Company received options exerciseable for a total of 256,906 shares of the Company's Common Stock during fiscal 1997.

    Of the total of 405,906 options granted to employees in 1997, 252,706 options were replacements for options previously granted in 1996 that were canceled and then regranted by vote of the Board of Directors in February 1997 at the then-current market price of $1.75. The Compensation Committee of the Board of Directors voted to reprice the options primarily because the Company's share price had fallen substantially below the exercise price of the options for an extended period of time, so that the options lost the incentive effect for which they were originally granted.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                         INDIVIDUAL GRANTS
                                  ---------------------------------------------------------------
                                   NUMBER OF
                                  SECURITIES     % OF TOTAL
                                  UNDERLYING   OPTIONS GRANTED   EXERCISE
                                    OPTIONS    TO EMPLOYEES IN     PRICE          EXPIRATION
NAME                              GRANTED(2)     FISCAL YEAR     ($/SHARE)           DATE
--------------------------------  -----------  ---------------  -----------  --------------------
John B. Conroy..................      60,000(1)         14.8%         1.75   February 19, 2002

Scott D. McVay..................      10,000(1)          2.5%         1.75   February 19, 2002
                                      10,000(2)          2.5%         1.25   April 23, 2002

Donald H. Zurstadt..............      15,000(1)          3.7%         1.75   February 19, 2002
                                      10,000(2)          2.5%         1.25   April 23, 2002

------------------------

(1) Options granted in February 1997 to the named officers are exerciseable from time to time in the following amounts: 1) 16/48ths of the shares immediately; 2) thereafter an additional 1/48th of the shares, each month through October 10, 1999. Under the Company's 1995 Stock Incentive Plan and the Company's 1986 Stock Incentive Plan, the Board of Directors retains discretion, subject to plan limits, to modify the terms of outstanding options. Options are granted for a term of five years, subject to earlier termination as a result of termination of employment, death or disability. The stock options, awarded to Messrs. Conroy, McVay and Zurstadt, in August 1996 at $4.375 per share were canceled and then regranted by vote of the Board of Directors in February 1997 at the then-current market price of $1.75 per share.

(2) Options granted in April 1997 to the named officers are exerciseable from time to time in the amount of 1/48 of the shares per month, each month through April 22, 2001. Under the Company's 1995 Stock Incentive Plan and the Company's 1986 Stock Incentive Plan, the Board of Directors retains discretion, subject to plan limits, to modify the terms of outstanding options. Options are granted for a term of five years, subject to earlier termination as a result of termination of employment, death or disability. The stock options granted to the named officers were granted at the current market price on the date of grant.

OPTION EXERCISE AND HOLDINGS

    The following table provides information concerning the exercise of options during fiscal 1997 and unexercised options held as of the end of the fiscal year with respect to the named officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                    NUMBER OF
                                                                    SECURITIES             VALUE OF
                                                                    UNDERLYING           UNEXERCISED
                                                                   UNEXERCISED           IN-THE-MONEY
                                                                     OPTIONS               OPTIONS
                                SHARES ACQUIRED      VALUE         AT FY-END(#)        AT FY-END($)(2)
                                  ON EXERCISE      REALIZED       EXERCISEABLE/         EXERCISEABLE/         GRANT     EXPIRATION
NAME                                  (#)           ($)(1)        UNEXERCISEABLE        UNEXERCISEABLE       DATE(3)      DATE(3)
-----------------------------  -----------------  -----------  --------------------  --------------------  -----------  -----------
John B. Conroy...............         --              --          32,500     27,500     71,094     60,156        2/97         2/02

Scott D. McVay...............         --              --          28,516     --         76,295     --           12/93        12/98
                                      --              --           5,417      4,583     11,849     10,026        2/97         2/02
                                      --              --           1,667      8,333      4,479     22,396        4/97         4/02

Donald H. Zurstadt...........          3,170           4,717      --         --         --         --            6/93         6/98
                                       1,450           3,172         217      8,333        582     22,396        4/97         4/02
                                      --              --           8,125      6,875     17,773     15,039        2/97         2/02

------------------------

(1) Market value of the underlying securities at exercise date, minus exercise price of the options.

(2) Market value of the underlying securities at January 3, 1998, $3.9375 per share, minus exercise price of the unexercised options.

(3) The Company elected to add these columns for clarification.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during 1997, all executive officers, directors and greater than 10% shareholders complied with all applicable filing requirements with the exception of one late Form 4 filing by Mr. Mallicoat, who was a director of the Company for the first seven months of 1997.

                            INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP audited the Company's financial statements for the fiscal year ended January 3, 1998 and has been selected to do the same for fiscal year ended January 2, 1999. Representatives of Price Waterhouse LLP will be present at the Annual Meeting and will be available to respond to appropriate questions. They do not expect to make any statement but will have the opportunity to make a statement if they wish.

                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

    Proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company at its principal office no later than December 21, 1998 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                             COPIES OF FORM 10-KSB

    All shareholders are entitled to a copy of the Company's Form 10-KSB filed with the Securities and Exchange Commission. If you would like a copy, one will provided without charge upon request to: Investor Relations, Microfield Graphics, Inc., 7216 SW Durham Rd., Portland, OR 97224. For additional information on how to access the company's SEC filings over the internet, please contact Randy Reed via e-mail at www.rreed@softboard.com.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of Proxy will have the discretionary authority to vote in accordance with their judgment.

                                          By Order of the Board of Directors:

                                          Randall R. Reed
                                          CHIEF FINANCIAL OFFICER AND SECRETARY

Dated: April 23, 1998

                             MICROFIELD GRAPHICS, INC.
     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 1998

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 23, 1998 and hereby names, constitutes and appoints John B. Conroy and William P. Cargile, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of Microfield Graphics, Inc. (the "Company") to be held at 10:00 a.m. on Wednesday, May 20, 1998, and at any adjournment thereof, and to vote all the shares of Common Stock held of record in the name of the undersigned on March 23, 1998, with all the powers that the undersigned would possess if he were personally present.

1.   PROPOSAL 1--Election of Directors   / /  FOR all nominees listed below    / /  WITHHOLD AUTHORITY
                          (except as marked to the contrary below)         (to vote for all nominees listed below)

     (INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME
     BELOW.)
     JOHN B. CONROY            WILLIAM P. CARGILE              HERBERT S. SHAW             JAMES P. KEANE

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES
     NAMED ABOVE.




2. Upon such other matters as may properly come before, or incident to the conduct of the Annual Meeting, the Proxy holders shall vote in such manner as they determine to be in the best interests of the Company. The Company is not presently aware of any such matters to be presented for action at the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. IF NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1.


                                        Dated
                                             --------------------------------

                                        -------------------------------------
                                             Shareholder (print name)

                                        -------------------------------------
                                             Shareholder (sign name)

                                        I do (   ) do not (   ) plan to attend
                                        the meeting.
                                        (Please check)


                                        The shareholder signed above reserves
                                        the right to revoke this Proxy at any
                                        time prior to its exercise by written
                                        notice delivered to the Company's
                                        Secretary at the Company's corporate
                                        offices at 7216 SW Durham Road,
                                        Portland, Oregon 97224, prior to the
                                        Annual Meeting. The power of the Proxy
                                        holders shall also be suspended if the
                                        shareholder signed above appears at the
                                        Annual Meeting and elects in writing to
                                        vote in person.